UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID cap stock FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302

(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2014

Item 1:	Report(s) to Shareholders.

2014 LORD ABBETT
ANNUAL REPORT

Lord Abbett

Mid Cap Stock Fund

For the fiscal year ended December 31, 2014

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

7	Schedule of Investments

10	Statement of Assets and Liabilities

12	Statement of Operations

13	Statements of Changes in Net Assets

14	Financial Highlights

22	Notes to Financial Statements

30	Report of Independent Registered Public Accounting Firm

31	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2014

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2014. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For additional information about the Fund, please visit our website at www.lordabbett.com, where you also can access the quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2014, the Fund returned 11.60%, reflecting performance at the net asset value (NAV) of Class A shares, with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index,1 which returned 14.75% over the same period.

Equity markets significantly increased in the trailing 12-month period, with the S&P 500® Index2 reaching a new all-time high on December 29, 2014. Despite the general trend upward in the equity market from November 2013 through October

2014, there were a few periods of heightened volatility, most recently in October 2014, when the market almost entered a correction before rebounding to all-time highs, and in January 2014, when the S&P 500 dropped by 3.5%. The U.S. economy also contracted in the first quarter of 2014, by 2.1%, the worst quarterly GDP growth rate since the first quarter of 2009. The equity markets, however, were not materially affected by this disappointing number, and investors viewed this contraction as “temporary.”

Interest rates (as measured by the 10-year U.S. Treasury note) surprised many investors by steadily declining throughout the course of the year, reflecting both Federal Reserve policy and a slowdown in global economic growth. Large capitalization companies finished the year roughly in line with mid caps, and within the mid cap space, value outperformed growth companies.

Security selection within the consumer discretionary sector was a factor in the Fund’s relative underperformance during the 12-month period. Within the sector, notable detractors included Tupperware Brands Corp. and SeaWorld Entertainment, Inc. With respect to Tupperware Brands Corp., shares of the global storage and serving solutions company were weakened by news of slowing sales in emerging markets, which account for two-thirds of the company’s total sales. In the case of SeaWorld Entertainment, Inc., the theme park and entertainment company reported second quarter earnings that were well below management’s expectations due to very weak attendance; this weakness led to a reduction of guidance by management, to which the market reacted poorly.

In addition, security selection within the industrials sector, especially in Jacobs Engineering Group, Inc., detracted from relative performance. Shares of the technical professional services firm experienced weakness throughout the period due partially to consecutive quarters of disappointing data.

Contributing to the Fund’s relative performance was security selection within the information technology sector. Game software developer Electronic Arts, Inc. (EA) was a key relative contributor within the sector, returning more than 100% during the period. Shares were buoyed by very strong earnings reports which led to favorable guidance from EA’s management. Another contributor within information technology was analog semiconductor producer Skyworks Solutions, Inc. Skyworks’ shares rose steadily for most of the period thanks in part to positive earnings that were supported by consistent execution and strength in the handset market in China.

The Fund also benefited from the performance of health care holding Mallinckrodt Plc. Shares of the global specialty pharmaceuticals company climbed for much of the period due in part to the acquisition of a competitor. This stock also benefited from being added to the S&P 500® Index.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2014. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable

Sales Charge for the Periods Ended December 31, 2014

	1 Year	5 Years	10 Years	Life of Class
Class A3	5.19%	13.61%	5.90%	–
Class B4	5.90%	13.97%	5.97%	–
Class C5	9.90%	14.22%	5.83%	–
Class F6	11.89%	15.24%	–	5.48%
Class I7	11.97%	15.35%	6.89%	–
Class P7	11.63%	14.93%	6.45%	–
Class R2[8]	11.30%	14.67%	–	8.62%
Class R3[8]	11.45%	14.79%	–	8.73%

1 Reflects the deduction of the maximum initial sales charge of 5.75%.

2 Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3 Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2014, is calculated using the SEC-required uniform method to compute such return.

4 Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately 8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5 The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6 Class F shares commenced operations and performance for the Class began on September 28, 2007. Performance is at net asset value.

7 Performance is at net asset value.

8 Commenced operation on March 24, 2008 and performance for the Class began March 31, 2008. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2014 through December 31, 2014).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/14 – 12/31/14” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			7/1/14 -
	7/1/14	12/31/14	12/31/14
Class A*
Actual	$1,000.00	$1,029.80	$5.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class B
Actual	$1,000.00	$1,026.30	$8.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.38	$8.89
Class C
Actual	$1,000.00	$1,026.40	$8.94
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.38	$8.89
Class F
Actual	$1,000.00	$1,031.00	$4.40
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38
Class I
Actual	$1,000.00	$1,031.40	$3.89
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class P
Actual	$1,000.00	$1,029.80	$5.42
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.86	$5.40
Class R2
Actual	$1,000.00	$1,028.30	$6.95
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92
Class R3
Actual	$1,000.00	$1,028.80	$6.39
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.06% for Class A, 1.75% for Classes B and C, 0.86% for Class F, 0.76% for Class I, 1.06% for Class P, 1.36% for Class R2 and 1.25% for Class R3) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one- half year period).
*	The annualized expenses for Class A have been updated to 1.01%. Had the updated expense ratio been in place throughout the most recent fiscal half- year, expenses paid during the period would have been:

		Hypothetical
		(5% Return
	Actual	Before Expenses)
Class A	$5.17	$5.14

Portfolio Holdings Presented by Sector

December 31, 2014

Sector*	%**
Consumer Discretionary	10.14%
Consumer Staples	2.82%
Energy	4.97%
Financials	33.03%
Health Care	9.69%
Sector*	%**
Industrials	10.53%
Information Technology	10.86%
Materials	8.88%
Utilities	8.41%
Repurchase Agreement	0.67%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
COMMON STOCKS 98.19%

Aerospace & Defense 3.21%
Exelis, Inc.	2,298,827	$40,299
Triumph Group, Inc.	594,200	39,942
Total		80,241

Banks 8.35%
CIT Group, Inc.	672,700	32,175
Citizens Financial Group, Inc.	1,356,600	33,725
East West Bancorp, Inc.	678,900	26,280
First Republic Bank	513,900	26,785
M&T Bank Corp.	357,600	44,922
SunTrust Banks, Inc.	1,069,900	44,829
Total		208,716

Building Products 1.35%
Armstrong World Industries, Inc.*	660,300	33,755

Capital Markets 3.69%
Affiliated Managers Group, Inc.*	123,700	26,254
Greenhill & Co., Inc.	423,600	18,469
Invesco Ltd.	1,201,000	47,464
Total		92,187

Chemicals 4.43%
Albemarle Corp.	684,300	41,147
Axalta Coating Systems Ltd.*	1,093,000	28,440
Axiall Corp.	501,100	21,282
Huntsman Corp.	876,500	19,966
Total		110,835

Commercial Services & Supplies 1.22%
Tyco International plc	693,600	30,421

Communications Equipment 2.08%
Juniper Networks, Inc.	1,270,800	28,364
Motorola Solutions, Inc.	353,000	23,679
Total		52,043

		Fair
		Value
Investments	Shares	(000)
Electric: Utilities 5.83%
Edison International	668,500	$43,773
ITC Holdings Corp.	702,900	28,418
Portland General Electric Co.	1,050,000	39,722
PPL Corp.	930,500	33,805
Total		145,718

Energy Equipment & Services 0.64%
Superior Energy Services, Inc.	788,000	15,878

Food Products 2.79%
ConAgra Foods, Inc.	697,000	25,287
Pinnacle Foods, Inc.	1,259,500	44,460
Total		69,747

Health Care Equipment & Supplies 1.11%
St. Jude Medical, Inc.	425,700	27,683

Health Care Providers & Services 4.13%
Cardinal Health, Inc.	479,619	38,720
Cigna Corp.	388,900	40,022
Universal Health Services, Inc. Class B	219,200	24,388
Total		103,130

Hotels, Restaurants & Leisure 2.62%
Hyatt Hotels Corp. Class A*	333,200	20,062
Wyndham Worldwide Corp.	530,700	45,513
Total		65,575

Household Durables 4.30%
Jarden Corp.*	887,750	42,505
Lennar Corp. Class A	485,800	21,769
Whirlpool Corp.	223,300	43,262
Total		107,536

Information Technology Services 3.47%
Fidelity National Information Services, Inc.	750,400	46,675
Vantiv, Inc. Class A*	587,400	19,924
VeriFone Systems, Inc.*	543,600	20,222
Total		86,821

See Notes to Financial Statements.	7

Schedule of Investments (continued)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Insurance 9.87%
Allstate Corp. (The)	540,900	$37,998
Argo Group International Holdings Ltd.	437,094	24,246
Hartford Financial Services Group, Inc. (The)	1,449,800	60,442
Lincoln National Corp.	799,000	46,078
Marsh & McLennan Cos., Inc.	425,300	24,344
XL Group plc (Ireland)(a)	1,560,100	53,621
Total		246,729

Leisure Product 0.61%
Hasbro, Inc.	276,400	15,199

Life Sciences Tools & Services 1.22%
PerkinElmer, Inc.	696,400	30,454

Machinery 1.28%
Stanley Black & Decker, Inc.	332,200	31,918

Metals & Mining 2.38%
Allegheny Technologies, Inc.	977,900	34,002
Reliance Steel & Aluminum Co.	417,300	25,568
Total		59,570

Multi-Line Retail 1.05%
Macy’s, Inc.	398,000	26,168

Multi-Utilities 2.48%
CMS Energy Corp.	760,500	26,427
Sempra Energy	318,700	35,491
Total		61,918

Oil, Gas & Consumable Fuels 4.28%
Cimarex Energy Co.	401,100	42,517
CONSOL Energy, Inc.	754,100	25,496
EQT Corp.	304,500	23,051
Gulfport Energy Corp.*	378,400	15,794
Total		106,858

Paper & Forest Products 1.95%
International Paper Co.	911,600	48,844
		Fair
		Value
Investments	Shares	(000)
Pharmaceuticals 3.13%
Actavis plc*	55,600	$14,312
Mallinckrodt plc*	379,300	37,562
Mylan, Inc.*	465,300	26,229
Total		78,103

Real Estate Investment Trusts 8.14%
BioMed Realty Trust, Inc.	1,043,000	22,466
Boston Properties, Inc.	317,700	40,885
Camden Property Trust	408,200	30,142
DDR Corp.	979,800	17,989
Duke Realty Corp.	960,000	19,392
Kimco Realty Corp.	841,700	21,160
Macerich Co. (The)	274,500	22,896
SL Green Realty Corp.	239,000	28,446
Total		203,376

Real Estate Management & Development 2.60%
Jones Lang LaSalle, Inc.	280,900	42,115
Realogy Holdings Corp.*	514,700	22,899
Total		65,014

Road & Rail 2.69%
Con-way, Inc.	603,600	29,685
Ryder System, Inc.	404,800	37,586
Total		67,271

Semiconductors & Semiconductor Equipment 3.41%
Broadcom Corp. Class A	1,031,400	44,690
NVIDIA Corp.	1,366,276	27,394
NXP Semiconductor NV (Netherlands)*(a)	170,900	13,057
Total		85,141

Software 0.63%
Electronic Arts, Inc.*	333,800	15,694

Technology Hardware, Storage & Peripheral 1.14%
SanDisk Corp.	291,900	28,600

8	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2014

		Fair
		Value
Investments	Shares	(000)
Textiles, Apparel & Luxury Goods 1.44%
PVH Corp.	281,200	$36,041

Trading Companies & Distributors 0.67%
WESCO International, Inc.* 218,400		16,645
Total Common Stocks (cost $1,999,951,860)		2,453,829

	Principal
	Amount
	(000)
SHORT-TERM INVESTMENT 0.66%

Repurchase Agreement
Repurchase Agreement dated 12/31/2014, Zero Coupon due 1/2/2015 with Fixed Income Clearing Corp. collateralized by $16,840,000 of U.S. Treasury Note at 0.625% due 7/15/2016; value: $16,924,200; proceeds: $16,590,490 (cost $16,590,490)	$16,590	16,590
Total Investments in Securities 98.85% (cost $2,016,542,350)		2,470,419
Cash and Other Assets in Excess of Liabilities 1.15%		28,725
Net Assets 100.00%		$2,499,144

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2014 in valuing the Fund’s investments carried at fair value(1):

	Level 1	Level 2	Level 3	Total
Investment Type(2)(3)	(000)	(000)	(000)	(000)
Common Stocks	$2,453,829	$–	$–	$2,453,829
Repurchase Agreement	–	16,590	–	16,590
Total	$2,453,829	$16,590	$–	$2,470,419

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no level transfers during the fiscal year ended December 31, 2014.

See Notes to Financial Statements.	9

Statement of Assets and Liabilities

December 31, 2014

ASSETS:
Investments in securities, at fair value (cost $2,016,542,350)	$2,470,418,506
Cash	688,532
Receivables:
Capital shares sold	22,215,225
Investment securities sold	8,759,985
Dividends	5,576,951
Prepaid expenses and other assets	36,450
Total assets	2,507,695,649
LIABILITIES:
Payables:
Capital shares reacquired	4,217,187
12b-1 distribution fees	1,352,123
Management fee	1,136,985
Directors’ fees	976,569
To affiliates (See Note 3)	132,523
Fund administration	84,504
Accrued expenses	651,653
Total liabilities	8,551,544
NET ASSETS	$2,499,144,105
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,598,274,187
Distributions in excess of net investment income	(577,086)
Accumulated net realized loss on investments	(552,429,152)
Net unrealized appreciation on investments	453,876,156
Net Assets	$2,499,144,105

10	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2014

Net assets by class:
Class A Shares	$1,316,915,066
Class B Shares	$20,833,636
Class C Shares	$231,504,639
Class F Shares	$126,404,075
Class I Shares	$666,534,962
Class P Shares	$102,976,789
Class R2 Shares	$1,548,828
Class R3 Shares	$32,426,110
Outstanding shares by class:
Class A Shares (700 million shares of common stock authorized, $.001 par value)	50,901,901
Class B Shares (200 million shares of common stock authorized, $.001 par value)	860,638
Class C Shares (200 million shares of common stock authorized, $.001 par value)	9,603,216
Class F Shares (200 million shares of common stock authorized, $.001 par value)	4,924,838
Class I Shares (200 million shares of common stock authorized, $.001 par value)	25,951,731
Class P Shares (200 million shares of common stock authorized, $.001 par value)	4,102,159
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	60,768
Class R3 Shares (200 million shares of common stock authorized, $.001 par value)	1,266,146
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$25.87
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$27.45
Class B Shares-Net asset value	$24.21
Class C Shares-Net asset value	$24.11
Class F Shares-Net asset value	$25.67
Class I Shares-Net asset value	$25.68
Class P Shares-Net asset value	$25.10
Class R2 Shares-Net asset value	$25.49
Class R3 Shares-Net asset value	$25.61

See Notes to Financial Statements.	11

Statement of Operations

For the Year Ended December 31, 2014

Investment income:
Dividends	$39,863,233
Total investment income	39,863,233
Expenses:
Management fee	13,533,776
12b-1 distribution plan-Class A	4,297,276
12b-1 distribution plan-Class B	234,639
12b-1 distribution plan-Class C	2,285,527
12b-1 distribution plan-Class F	94,754
12b-1 distribution plan-Class P	324,861
12b-1 distribution plan-Class R2	9,279
12b-1 distribution plan-Class R3	149,006
Shareholder servicing	2,855,047
Fund administration	1,006,702
Subsidy (See Note 3)	931,801
Reports to shareholders	171,483
Directors’ fees	115,420
Registration	113,317
Professional	60,035
Custody	42,509
Other	127,340
Gross expenses	26,352,772
Expense reductions (See Note 8)	(1,547)
Net expenses	26,351,225
Net investment income	13,512,008
Net realized and unrealized gain (loss):
Net realized gain on investments	397,197,025
Net change in unrealized appreciation/depreciation on investments	(132,992,376)
Net realized and unrealized gain	264,204,649
Net Increase in Net Assets Resulting From Operations	$277,716,657

12	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	December 31, 2014	December 31, 2013
Operations:
Net investment income	$13,512,008	$11,427,445
Net realized gain on investments	397,197,025	387,774,741
Net change in unrealized appreciation/depreciation on investments	(132,992,376)	254,359,772
Net increase in net assets resulting from operations	277,716,657	653,561,958
Distributions to shareholders from:
Net investment income
Class A	(6,119,895)	(5,192,623)
Class B	–	(874)
Class C	–	(6,662)
Class F	(919,611)	(483,637)
Class I	(5,421,754)	(5,158,266)
Class P	(537,393)	(468,416)
Class R2	(3,257)	(5,168)
Class R3	(113,470)	(87,285)
Total distributions to shareholders	(13,115,380)	(11,402,931)
Capital share transactions (Net of share conversions) (See Note 12):
Net proceeds from sales of shares	254,192,986	278,613,919
Reinvestment of distributions	12,279,583	10,721,579
Cost of shares reacquired	(642,480,043)	(607,482,412)
Net decrease in net assets resulting from capital share transactions	(376,007,474)	(318,146,914)
Net increase (decrease) in net assets	(111,406,197)	324,012,113
NET ASSETS:
Beginning of year	$2,610,550,302	$2,286,538,189
End of year	$2,499,144,105	$2,610,550,302
Distributions in excess of net investment income	$(577,086)	$(985,728)

See Notes to Financial Statements.	13

Financial Highlights

	Class A Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.29	$17.94	$15.77	$16.45	$13.15
Investment operations:
Net investment income(a)	.12	.09	.11	.04	.06
Net realized and unrealized gain (loss)	2.58	5.35	2.18	(.70)	3.30
Total from investment operations	2.70	5.44	2.29	(.66)	3.36
Distributions to shareholders from:
Net investment income	(.12)	(.09)	(.12)	(.02)	(.06)
Net asset value, end of year	$25.87	$23.29	$17.94	$15.77	$16.45
Total Return(b)	11.60%	30.32%	14.49%	(3.95)%	25.55%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.08%	1.11%	1.13%	1.14%	1.15%
Expenses, excluding expense reductions	1.08%	1.11%	1.13%	1.14%	1.15%
Net investment income	.50%	.42%	.67%	.22%	.43%

Supplemental Data:
Net assets, end of year (000)	$1,316,915	$1,390,193	$1,224,394	$1,310,387	$1,610,246
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

14	See Notes to Financial Statements.

Financial Highlights (continued)

	Class B Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.83	$16.87	$14.83	$15.54	$12.46
Investment operations:
Net investment loss(a)	(.04)	(.05)	– (b)	(.08)	(.04)
Net realized and unrealized gain (loss)	2.42	5.01	2.04	(.63)	3.12
Total from investment operations	2.38	4.96	2.04	(.71)	3.08
Distributions to shareholders from:
Net investment income	–	– (b)	–	–	–
Net asset value, end of year	$24.21	$21.83	$16.87	$14.83	$15.54
Total Return(c)	10.90%	29.41%	13.76%	(4.57)%	24.72%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.75%	1.76%	1.78%	1.78%	1.81%
Expenses, excluding expense reductions	1.75%	1.76%	1.78%	1.78%	1.81%
Net investment loss	(.19)%	(.26)%	(.01)%	(.49)%	(.31)%

Supplemental Data:
Net assets, end of year (000)	$20,834	$27,544	$34,227	$50,420	$121,889
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

See Notes to Financial Statements.	15

Financial Highlights (continued)

	Class C Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$21.74	$16.80	$14.77	$15.48	$12.41
Investment operations:
Net investment income (loss)(a)	(.04)	(.04)	– (b)	(.06)	(.03)
Net realized and unrealized gain (loss)	2.41	4.98	2.04	(.65)	3.10
Total from investment operations	2.37	4.94	2.04	(.71)	3.07
Distributions to shareholders from:
Net investment income	–	– (b)	(.01)	–	–
Net asset value, end of year	$24.11	$21.74	$16.80	$14.77	$15.48
Total Return(c)	10.90%	29.41%	13.79%	(4.59)%	24.74%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.75%	1.75%	1.78%	1.77%	1.80%
Expenses, excluding expense reductions	1.75%	1.75%	1.78%	1.77%	1.80%
Net investment income (loss)	(.16)%	(.22)%	.03%	(.42)%	(.22)%

Supplemental Data:
Net assets, end of year (000)	$231,505	$232,261	$201,356	$218,201	$278,241
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return does not consider the effects of sales loads and assumes the reinvestment of all distributions.

16	See Notes to Financial Statements.

Financial Highlights (continued)

	Class F Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.11	$17.81	$15.66	$16.33	$13.06
Investment operations:
Net investment income(a)	.19	.14	.16	.08	.10
Net realized and unrealized gain (loss)	2.56	5.30	2.15	(.68)	3.27
Total from investment operations	2.75	5.44	2.31	(.60)	3.37
Distributions to shareholders from:
Net investment income	(.19)	(.14)	(.16)	(.07)	(.10)
Net asset value, end of year	$25.67	$23.11	$17.81	$15.66	$16.33
Total Return(b)	11.89%	30.58%	14.76%	(3.69)%	25.84%
Ratios to Average Net Assets:
Expenses, including expense reductions	.85%	.86%	.88%	.89%	.89%
Expenses, excluding expense reductions	.85%	.86%	.88%	.89%	.89%
Net investment income	.80%	.68%	.92%	.47%	.73%

Supplemental Data:
Net assets, end of year (000)	$126,404	$78,442	$63,451	$65,902	$76,444
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	17

Financial Highlights (continued)

	Class I Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.12	$17.81	$15.66	$16.34	$13.06
Investment operations:
Net investment income(a)	.20	.16	.18	.11	.10
Net realized and unrealized gain (loss)	2.57	5.31	2.15	(.71)	3.29
Total from investment operations	2.77	5.47	2.33	(.60)	3.39
Distributions to shareholders from:
Net investment income	(.21)	(.16)	(.18)	(.08)	(.11)
Net asset value, end of year	$25.68	$23.12	$17.81	$15.66	$16.34
Total Return(b)	11.97%	30.76%	14.88%	(3.64)%	25.98%
Ratios to Average Net Assets:
Expenses, including expense reductions	.75%	.76%	.78%	.79%	.80%
Expenses, excluding expense reductions	.75%	.76%	.78%	.79%	.80%
Net investment income	.82%	.77%	1.06%	.69%	.73%

Supplemental Data:
Net assets, end of year (000)	$666,535	$733,422	$616,196	$410,713	$138,036
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

18	See Notes to Financial Statements.

Financial Highlights (continued)

	Class P Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$22.60	$17.41	$15.30	$15.95	$12.75
Investment operations:
Net investment income(a)	.12	.09	.11	.02	.04
Net realized and unrealized gain (loss)	2.51	5.19	2.11	(.66)	3.20
Total from investment operations	2.63	5.28	2.22	(.64)	3.24
Distributions to shareholders from:
Net investment income	(.13)	(.09)	(.11)	(.01)	(.04)
Net asset value, end of year	$25.10	$22.60	$17.41	$15.30	$15.95
Total Return(b)	11.63%	30.34%	14.49%	(4.03)%	25.43%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.05%	1.08%	1.14%	1.20%	1.25%
Expenses, excluding expense reductions	1.05%	1.08%	1.14%	1.20%	1.25%
Net investment income	.53%	.43%	.65%	.15%	.32%

Supplemental Data:
Net assets, end of year (000)	$102,977	$115,475	$122,334	$169,767	$247,864
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	19

Financial Highlights (continued)

	Class R2 Shares
	Year Ended 12/31
	2014	2013	2012	2011		2010
Per Share Operating Performance
Net asset value, beginning of year	$22.95	$17.72	$15.59	$16.27		$13.04
Investment operations:
Net investment income(a)	.05	.06	.08	–	(b)	.06
Net realized and unrealized gain (loss)	2.54	5.25	2.13	(.68)		3.23
Total from investment operations	2.59	5.31	2.21	(.68)		3.29
Distributions to shareholders from:
Net investment income	(.05)	(.08)	(.08)	–		(.06)
Net asset value, end of year	$25.49	$22.95	$17.72	$15.59		$16.27
Total Return(c)	11.30%	30.02%	14.21%	(4.24)%		25.24%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.35%	1.36%	1.38%	1.39%		1.38%
Expenses, excluding expense reductions	1.35%	1.36%	1.38%	1.39%		1.38%
Net investment income	.23%	.27%	.46%	.00	%(d)	.44%

Supplemental Data:
Net assets, end of year (000)	$1,549	$1,586	$675	$500		$509
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%		62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Amount is less than $.01.
(c)	Total return assumes the reinvestment of all distributions.
(d)	Amount is less than .01%.

20	See Notes to Financial Statements.

Financial Highlights (concluded)

	Class R3 Shares
	Year Ended 12/31
	2014	2013	2012	2011	2010
Per Share Operating Performance
Net asset value, beginning of year	$23.06	$17.78	$15.64	$16.32	$13.07
Investment operations:
Net investment income(a)	.09	.06	.09	.02	.06
Net realized and unrealized gain (loss)	2.55	5.28	2.15	(.69)	3.26
Total from investment operations	2.64	5.34	2.24	(.67)	3.32
Distributions to shareholders from:
Net investment income	(.09)	(.06)	(.10)	(.01)	(.07)
Net asset value, end of year	$25.61	$23.06	$17.78	$15.64	$16.32
Total Return(b)	11.45%	30.07%	14.33%	(4.10)%	25.38%
Ratios to Average Net Assets:
Expenses, including expense reductions	1.24%	1.25%	1.27%	1.28%	1.29%
Expenses, excluding expense reductions	1.24%	1.25%	1.27%	1.28%	1.29%
Net investment income	.36%	.30%	.56%	.11%	.43%

Supplemental Data:
Net assets, end of year (000)	$32,426	$31,628	$23,905	$17,766	$13,769
Portfolio turnover rate	58.77%	63.61%	68.57%	47.77%	62.12%

(a)	Calculated using average shares outstanding during the year.
(b)	Total return assumes the reinvestment of all distributions.

See Notes to Financial Statements.	21

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eight classes of shares: Class A, B, C, F, I, P, R2 and R3, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2 and R3 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may rely on an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book

Notes to Financial Statements (continued)

values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2011 through December 31, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2 and R3 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-

Notes to Financial Statements (continued)

tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

•	Level 1	–	unadjusted quoted prices in active markets for identical investments;

•	Level 2	–	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3	–	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2014 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2014, the effective management fee paid to Lord Abbett was at an annualized rate of .54% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord

Notes to Financial Statements (continued)

Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of December 31, 2014, the percentages of the Fund’s outstanding shares owned by Lord Abbett Multi-Asset Balanced Opportunity Fund, Lord Abbett Multi-Asset Global Opportunity Fund, Lord Abbett Multi-Asset Growth Fund and Lord Abbett Multi-Asset Income Fund, were 10.37%, 1.40%, 7.63% and 4.51%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2 and R3 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following maximum annual rates have been approved by the Board pursuant to the plan:

Fees*	Class A(1)		Class B	Class C	Class F	Class P	Class R2	Class R3
Service	.25%	(2)	.25%	.25%	–	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	Prior to October 1, 2014, the Class A 12b-1 fee was .35% (.25% service, .10% distribution) of the Fund’s average daily net assets.
(2)	Annual service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2014:

Distributor	Dealers’
Commissions	Concessions
$94,706	$528,228

Distributor received CDSCs of $4,785 and $4,912 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2014.

A Director and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

Notes to Financial Statements (continued)

The tax character of distributions paid during the fiscal years ended December 31, 2014 and 2013 was as follows:

	Year Ended	Year Ended
	12/31/2014	12/31/2013
Distributions paid from:
Ordinary income	$13,115,380	$11,402,931
Total distributions paid	$13,115,380	$11,402,931

As of December 31, 2014, the components of accumulated losses on a tax-basis were as follows:

Undistributed ordinary income – net	$399,483
Total undistributed earnings	399,483
Capital loss carryforwards*	(550,903,854)
Temporary differences	(976,569)
Unrealized gains – net	452,350,858
Total accumulated losses – net	$(99,130,082)

*	As of December 31, 2014, the Fund had a capital loss carryforward of $550,903,854 set to expire in 2017.

In accordance with the Regulated Investment Company Modernization Act of 2010, the Fund will carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) indefinitely. Post-enactment losses will also retain their character as either short-term or long-term and be utilized before any pre-enactment losses.

As of December 31, 2014, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,018,067,648
Gross unrealized gain	488,511,946
Gross unrealized loss	(36,161,088)
Net unrealized security gain	$452,350,858

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended December 31, 2014 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Distributions in	Accumulated
Excess of Net	Net Realized	Paid-in
Investment Income	Loss	Capital
$12,014	$ (10,835)	$ (1,179)

The permanent differences are attributable to the tax treatment of certain securities and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2014 were as follows:

Purchases	Sales
$1,470,146,822	$1,859,873,970

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2014.

Notes to Financial Statements (continued)

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. In addition, FASB issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”), specifying which transactions are subject to disclosures about offsetting.

The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented
	Gross Amounts of	Statement of Assets	in the Statement of
Description	Recognized Assets	and Liabilities	Assets and Liabilities
Repurchase Agreement	$16,590,490	$–	$16,590,490
Total	$16,590,490	$–	$16,590,490

Net Amounts
	of Assets	Amounts Not Offset in the
	Presented in	Statement of Assets and Liabilities
	the Statement		Cash	Securities
	of Assets and	Financial	Collateral	Collateral	Net
Counterparty	Liabilities	Instruments	Received(a)	Received(a)	Amount(b)
Fixed Income Clearing Corp.	$16,590,490	$–	$–	$(16,590,490)	$–
Total	$16,590,490	$–	$–	$(16,590,490)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2014.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and a Director, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

Effective June 30, 2014, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) participate in a $500 million unsecured revolving credit facility (the “Facility”) with State Street Bank and Trust Company (“SSB”). The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million based on past borrowings and likelihood of future borrowings. Each Participating Fund bears its ratable share of the $525,000 annual Facility fee based on the maximum amount the Fund can borrow under the Facility. This amount is included for the Fund in Other expenses in the Statement of Operations. Any borrowings under the Facility will incur interest at current market rates as set forth in the credit agreement.

Prior to June 30, 2014, the Fund and certain other funds managed by Lord Abbett participated in a Facility with SSB. The amounts that were available under the Facility were (i) the lesser of either $250,000,000 or 33.33% of total assets per participating fund and (ii) $350,000,000 in the aggregate for all participating funds.

During the fiscal year ended December 31, 2014, the Fund did not utilize the Facility.

10.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

11.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks.

These factors can affect the Fund’s performance.

12.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

Notes to Financial Statements (concluded)

	Year Ended		Year Ended
	December 31, 2014		December 31, 2013
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	4,195,390	$103,489,306	4,072,566	$84,249,438
Converted from Class B*	213,999	5,179,843	427,993	8,748,359
Reinvestment of distributions	213,487	5,516,233	207,421	4,717,222
Shares reacquired	(13,414,705)	(326,681,951)	(13,253,827)	(273,523,009)
Decrease	(8,791,829)	$(212,496,569)	(8,545,847)	$(175,807,990)

Class B Shares
Shares sold	22,139	$498,369	52,634	$1,018,847
Reinvestment of distributions	–	–	42	853
Shares reacquired	(194,118)	(4,392,047)	(363,979)	(7,017,692)
Converted to Class A*	(228,854)	(5,179,843)	(456,377)	(8,748,359)
Decrease	(400,833)	$(9,073,521)	(767,680)	$(14,746,351)

Class C Shares
Shares sold	410,158	$9,293,092	583,554	$11,386,353
Reinvestment of distributions	–	–	252	5,085
Shares reacquired	(1,488,806)	(33,770,413)	(1,890,024)	(36,552,501)
Decrease	(1,078,648)	$(24,477,321)	(1,306,218)	$(25,161,063)

Class F Shares
Shares sold	2,200,326	$54,233,896	666,629	$13,727,676
Reinvestment of distributions	31,345	803,696	17,432	393,534
Shares reacquired	(700,800)	(16,984,082)	(853,415)	(17,509,579)
Increase (decrease)	1,530,871	$38,053,510	(169,354)	$(3,388,369)

Class I Shares
Shares sold	3,097,547	$72,791,211	7,252,174	$149,234,994
Reinvestment of distributions	206,958	5,308,476	223,507	5,048,081
Shares reacquired	(9,072,022)	(219,755,675)	(10,348,407)	(216,828,777)
Decrease	(5,767,517)	$(141,655,988)	(2,872,726)	$(62,545,702)

Class P Shares
Shares sold	249,155	$5,908,108	452,911	$9,133,217
Reinvestment of distributions	21,383	536,303	21,188	467,651
Shares reacquired	(1,277,538)	(30,173,861)	(2,390,242)	(47,434,361)
Decrease	(1,007,000)	$(23,729,450)	(1,916,143)	$(37,833,493)

Class R2 Shares
Shares sold	16,192	$384,219	50,340	$1,054,948
Reinvestment of distributions	57	1,451	83	1,860
Shares reacquired	(24,587)	(586,517)	(19,406)	(392,775)
Increase (decrease)	(8,338)	$(200,847)	31,017	$664,033

Class R3 Shares
Shares sold	316,768	$7,594,785	429,947	$8,808,446
Reinvestment of distributions	4,434	113,424	3,876	87,293
Shares reacquired	(426,385)	(10,135,497)	(407,201)	(8,223,718)
Increase (decrease)	(105,183)	$(2,427,288)	26,622	$672,021

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Stock Fund, Inc. as of December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 26, 2015

Supplemental Proxy Information (unaudited)

A joint special meeting of shareholders of the Fund was held on December 4, 2014. The joint special meeting was held for the purpose of electing members of the Fund’s Board of Directors. Shareholders elected the following nine (9) Directors at the joint special meeting:

•	E. Thayer Bigelow
•	Robert B. Calhoun, Jr.
•	Eric C. Fast
•	Daria L. Foster
•	Evelyn E. Guernsey
•	Julie A. Hill
•	Franklin W. Hobbs
•	James M. McTaggart
•	James L.L. Tullis

The results of the proxy solicitation on the preceding matter were as follows:

Lord Abbett Mid Cap Stock Fund, Inc.

Nominee	Votes For	Votes Withheld
E. Thayer Bigelow	71,749,044.627	1,936,003.330
Robert B. Calhoun, Jr.	71,802,638.093	1,882,409.864
Eric C. Fast	71,800,412.900	1,884,635.057
Daria L. Foster	71,846,422.457	1,838,625.500
Evelyn E. Guernsey	71,879,267.332	1,805,780.625
Julie A. Hill	71,808,006.114	1,877,041.843
Franklin W. Hobbs	71,770,484.661	1,914,563.296
James M. McTaggart	71,692,411.521	1,992,636.436
James L.L. Tullis	71,831,481.144	1,853,566.813

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Ms. Foster is a director/trustee and officer of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014

Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999–2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946	Director since 2004

Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000

Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012

Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

Basic Information About Management (continued)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Jeff D. Diamond (1960)	Executive Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.

Robert I. Gerber (1954)	Executive Vice President	Elected in 2007	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Senior Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2006 and was formerly Vice President and Legal Counsel at Credit Suisse Asset Management LLC and Associate at Willkie Farr & Gallagher LLP.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

David J. Linsen (1974)	Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2001.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Noah Petrucci (1970)	Vice President	Elected in 2013	Portfolio Manager, joined Lord Abbett in 2012 and was formerly a Portfolio Manager at Columbia Management Investment Advisers, LLC and Columbia Management Advisors, LLC (2002 – 2012).

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Approval of Advisory Contract

The Board of Directors of the Fund, including all of the Directors who are not interested persons of the Fund or of Lord Abbett, annually considers whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In connection with its most recent approval, the Board reviewed materials relating specifically to the management agreement, as well as numerous materials received throughout the course of the year, including information about the Fund’s investment performance compared to the performance of its benchmark. Before making its decision as to the Fund, the Board had the opportunity to ask questions and request further information, taking into account its familiarity with Lord Abbett gained through its meetings and discussions. These meetings and discussions included the examination of the portfolio management team conducted by members of the Contract Committee, the deliberations of the Contract Committee, and discussions between the Contract Committee and Lord Abbett’s management.

The materials received by the Board included, but were not limited to: (1) information provided by Morningstar Associates, LLC (“Morningstar”) regarding the investment performance of the Fund compared to the investment performance of a group of funds in the same Morningstar investment category (the “performance peer group”) and the investment performance of one or more appropriate benchmarks; (2) information provided by Morningstar regarding the expense ratios, contractual and effective management fee rates, and other expense components for the Fund and one or more groups of funds in the same Morningstar category, with the same share classes and operational characteristics, including asset size (the “expense peer group”); (3) certain supplemental investment performance information provided by Lord Abbett; (4) information provided by Lord Abbett on the projected expense ratios, management fee rates, and other expense components for the Fund; (5) sales and redemption information for the Fund; (6) information regarding Lord Abbett’s financial condition; (7) an analysis of the relative profitability of the management agreement to Lord Abbett; (8) information provided by Lord Abbett regarding the investment management fees Lord Abbett receives from its other advisory clients maintaining accounts with a similar investment strategy as the Fund; (9) information regarding the distribution arrangements of the Fund; and (10) information regarding the personnel and other resources devoted by Lord Abbett to managing the Fund.

Investment Management Services Generally. The Board considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading, and Lord Abbett’s commitment to compliance with all applicable legal requirements. The Board also observed that Lord Abbett was solely engaged in the investment management business and accordingly did not experience the conflicts of interest that may result from being engaged in other lines of business. The Board considered the investment advisory services provided by Lord Abbett to other clients, the fees charged for the services, and the differences in the nature of the services provided to the Fund and other Lord Abbett Funds, on the one hand, and the services provided to other clients, on the other.

Investment Performance. The Board reviewed the Fund’s investment performance in relation to that of the performance peer group as of various periods ended August 31, 2014. The Board observed that the Fund’s investment performance was below the median of the peer group for each of the periods.

Lord Abbett’s Personnel and Methods. The Board considered the qualifications of the personnel providing investment management services to the Fund, in light of its investment objective and discipline. Among other things, the Board considered the size, experience, and turnover of Lord

Approval of Advisory Contract (continued)

Abbett’s investment management staff, Lord Abbett’s investment methodology and philosophy, and Lord Abbett’s approach to recruiting, training, and retaining investment management personnel.

Nature and Quality of Other Services. The Board considered the nature, quality, costs, and extent of compliance, administrative, and other services performed by Lord Abbett and the Distributor and the nature and extent of Lord Abbett’s supervision of third party service providers, including the Fund’s transfer agent and custodian.

Expenses. The Board considered the expense level of the Fund and the expense levels of the expense peer group. It also considered the projected expense levels and how those levels would relate to those of the expense peer group and the amount and nature of the fees paid by shareholders. The Board observed that the overall expense level of the Fund was well below the median of the expense peer group.

Profitability. The Board considered the level of Lord Abbett’s profits in managing the Fund, including a review of Lord Abbett’s methodology for allocating its costs to its management of the Fund. The Board concluded that the allocation methodology had a reasonable basis and was appropriate. It considered any profits realized by Lord Abbett in connection with the operation of the Fund, including the fee that Lord Abbett receives from the Fund for providing administrative services to the Fund, and whether the amount of profit was fair for the management of the Fund. The Board also considered the profits realized from other business segments of Lord Abbett, which may benefit from or be related to the Fund’s business. The Board considered Lord Abbett’s profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett’s ability to recruit and retain investment personnel. The Board recognized that Lord Abbett’s profitability was a factor in enabling it to attract and retain qualified investment management personnel to provide services to the Fund. The Board concluded that Lord Abbett’s profitability as to the Fund was not excessive.

Economies of Scale. The Board considered whether there had been any economies of scale in managing the Fund, whether the Fund had appropriately benefited from any such economies of scale, and whether there was potential for realization of any further economies of scale. The Board concluded that the existing management fee schedule, with its breakpoint or breakpoints in the level of the management fee, adequately addressed any economies of scale in managing the Fund.

Other Benefits to Lord Abbett. The Board considered the character and amount of fees paid by the Fund and the Fund’s shareholders to Lord Abbett and the Distributor for services other than investment advisory services. The Board also considered the revenues and profitability of Lord Abbett’s investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund. The Board observed that the Distributor receives 12b-1 fees from certain of the Lord Abbett Funds as to shares held in accounts for which there is no other broker of record, may retain a portion of the 12b-1 fees it receives, and receives a portion of the sales charges on sales and redemptions of some classes of shares. In addition, the Board observed that Lord Abbett accrues certain benefits for its business of providing investment advice to clients other than the Lord Abbett Funds, but that business also benefits the Funds. The Board also noted that Lord Abbett, as disclosed in the prospectus of the Fund, has entered into revenue sharing arrangements with certain entities that distribute shares of the Fund. The Board also took into consideration the investment research that Lord Abbett receives as a result of Fund brokerage transactions.

Approval of Advisory Contract (concluded)

Alternative Arrangements. The Board considered whether, instead of approving continuation of the management agreement, it might be in the best interests of the Fund to implement one or more alternative arrangements, such as continuing to employ Lord Abbett, but on different terms. After considering all of the relevant factors, the Board unanimously found that continuation of the existing management agreement was in the best interests of the Fund and its shareholders and voted unanimously to approve the continuation of the management agreement. In considering whether to approve the continuation of the management agreement, the Board did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

100% of the ordinary income distributions paid by the Fund during the year is qualified dividend income. For corporate shareholders, 100% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Mid Cap Stock Fund, Inc.	LAMCVF-2 (2/15)

Item 2:		Code of Ethics.

	(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2014 (the “Period”).

	(b)	Not applicable.

	(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

	(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

	(e)	Not applicable.

	(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:		Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow and Robert B. Calhoun, Jr. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:		Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2014 and 2013 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2014	2013
Audit Fees {a}	$40,000	$46,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	40,000	46,000

Tax Fees {b}	7,746	7,560
All Other Fees	- 0 -	- 0 -

Total Fees	$47,746	$53,560

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2014 and 2013 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2014 and 2013 were:

	Fiscal year ended:
	2014	2013
All Other Fees {a}	$185,734	$180,602

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2014 and 2013 were:

	Fiscal year ended:
	2014		2013
All Other Fees	$	- 0 -	$	- 0 -

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 24, 2015

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: February 24, 2015

By:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: February 24, 2015